UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):        March 10, 2017

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

  (608) 364-8800
(Registrant’s telephone number)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On March 10, 2017, Regal Beloit Corporation (the "Company") issued a news release and gave a presentation at its Investor and Analyst Day. The presentation included, among other things, an update on the Company’s enterprise strategy. The Company also announced new three-year performance goals. The strategy is built on the Company’s core capabilities focused on operational strength, the development of innovative products that solve customer needs, and the Company’s unique culture. The key elements that will underlie the three-year enterprise strategy will be an enhanced focus on its core businesses, driving organic growth with innovative products, and continuing to simplify the Company’s footprint and operations. A copy of the Company's news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Company's presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits. The following exhibits are being furnished herewith:
99.1 News Release of Regal Beloit Corporation dated March 10, 2017.
99.2 Regal Beloit Corporation Presentation of March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REGAL BELOIT CORPORATION

Date: March 10, 2017     By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K
Dated March 10, 2017

Exhibit Number	Exhibit Description

99.1	News Release of Regal Beloit Corporation dated March 10, 2017.
99.2	Presentation of Regal Beloit Corporation dated March 10, 2017.